                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                                  529,349.27
      Available Funds:
            Contract Payments due and received in this period                                                           4,001,444.85
            Contract Payments due in prior period(s) and received in this period                                          374,596.89
            Contract Payments received in this period for next period                                                     155,292.11
            Sales, Use and Property Tax, Maintenance, Late Charges                                                        105,636.10
            Prepayment Amounts related to early termination in this period                                              3,226,220.20
            Servicer Advance                                                                                              275,637.47
            Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
            Transfer from Reserve Account                                                                                   4,698.57
            Interest earned on Collection Account                                                                           7,464.34
            Interest earned on Affiliated Account                                                                             499.68
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
              Section 5.03                                                                                                      0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
              contract < Predecessor contract)                                                                              4,737.28
            Amounts paid under insurance policies                                                                               0.00
            Any other amounts                                                                                                   0.00

                                                                                                                     ---------------
      Total Available Funds                                                                                             8,685,576.76
      Less: Amounts to be Retained in Collection Account                                                                  549,335.79
                                                                                                                     ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                          8,136,240.97
                                                                                                                     ===============


      DISTRIBUTION OF FUNDS:
            1.    To Trustee -  Fees                                                                                            0.00
            2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              374,596.89
            3.    To Noteholders (For Servicer Report immediately following the Final
                     Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          6,065,061.25
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                            595,956.85
                        b) Class B Principal and Interest                                                                 113,802.23
                        c) Class C Principal and Interest                                                                 228,217.77
                        d) Class D Principal and Interest                                                                 153,913.91
                        e) Class E Principal and Interest                                                                 199,846.81

            4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
            5.    To Issuer - Residual  Principal and Interest and Reserve Account
                     Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event
                              in effect)                                                                                   32,447.65
                        b) Residual Principal (Provided no Restricting or Amortization Event
                              in effect)                                                                                  202,478.16
                        c) Reserve Account Distribution (Provided no Restricting or
                              Amortization Event in effect)                                                                 4,698.57
            6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                      Any Other Amounts                                                                                   113,600.12
            7.    To Servicer, Servicing Fee and other Servicing Compensations                                             51,620.76
                                                                                                                     ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                           8,136,240.97
                                                                                                                     ===============

      End of Period Collection Account Balance {Includes Payments in Advance & Restricting                           ---------------
         Event Funds (if any)}                                                                                            549,335.79
                                                                                                                     ===============

II.   RESERVE ACCOUNT

      Beginning Balance                                                                                                $2,702,437.25
            - Add Investment Earnings                                                                                       4,698.57
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      4,698.57
                                                                                                                     ---------------
      End of period balance                                                                                            $2,702,437.25
                                                                                                                     ===============
      Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
      (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,702,437.25
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                  Pool A                                                                            96,890,125.03
                  Pool B                                                                            24,246,123.87
                                                                                                 ----------------
                                                                                                                      121,136,248.90
      Class A Overdue Interest, if any                                                                       0.00
      Class A Monthly Interest - Pool A                                                                577,214.54
      Class A Monthly Interest - Pool B                                                                144,444.19

      Class A Overdue Principal, if any                                                                      0.00
      Class A Monthly Principal - Pool A                                                             4,546,775.44
      Class A Monthly Principal - Pool B                                                             1,392,583.93
                                                                                                 ----------------
                                                                                                                        5,939,359.37
      Ending Principal Balance of the Class A Notes
                  Pool A                                                                            92,343,349.59
                  Pool B                                                                            22,853,539.94
                                                                                                 ----------------    ---------------
                                                                                                                      115,196,889.53
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000     Original Face $237,814,000      Balance Factor
                $ 3.034551                    $ 24.974810             48.439911%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


      Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                   0.00
                  Class A2                                                                                   0.00
                  Class A3                                                                          22,085,248.90
                  Class A4                                                                          99,051,000.00
                                                                                                 ----------------

      Class A Monthly Interest                                                                                        121,136,248.90
                  Class A1 (Actual Number Days/360)                                                          0.00
                  Class A2                                                                                   0.00
                  Class A3                                                                             125,701.88
                  Class A4                                                                             595,956.85
                                                                                                 ----------------

      Class A Monthly Principal
                  Class A1                                                                                   0.00
                  Class A2                                                                                   0.00
                  Class A3                                                                           5,939,359.37
                  Class A4                                                                                   0.00
                                                                                                 ----------------
                                                                                                                        5,939,359.37
      Ending Principal Balance of the Class A Notes
                  Class A1                                                                                   0.00
                  Class A2                                                                                   0.00
                  Class A3                                                                          16,145,889.53
                  Class A4                                                                          99,051,000.00
                                                                                                 ----------------    ---------------
                                                                                                                      115,196,889.53
                                                                                                                     ===============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $65,098,000      Original Face $65,098,000       Balance Factor
               $ 1.930964                    $ 91.237202              24.802436%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                  Pool A                                                                             1,651,811.36
                  Pool B                                                                               413,363.35
                                                                                                 ----------------
                                                                                                                        2,065,174.71

      Class B Overdue Interest, if any                                                                       0.00
      Class B Monthly Interest - Pool A                                                                 10,048.52
      Class B Monthly Interest - Pool B                                                                  2,514.63
      Class B Overdue Principal, if any                                                                      0.00
      Class B Monthly Principal - Pool A                                                                77,501.85
      Class B Monthly Principal - Pool B                                                                23,737.23
                                                                                                 ----------------
                                                                                                                          101,239.08
      Ending Principal Balance of the Class B Notes
                  Pool A                                                                             1,574,309.51
                  Pool B                                                                               389,626.12
                                                                                                 ----------------    ---------------
                                                                                                                        1,963,935.63
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000       Original Face $4,054,000        Balance Factor
              $ 3.098952                     $ 24.972639              48.444391%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                  Pool A                                                                             3,302,841.69
                  Pool B                                                                               826,507.71
                                                                                                 ----------------
                                                                                                                        4,129,349.40

      Class C Overdue Interest, if any                                                                       0.00
      Class C Monthly Interest - Pool A                                                                 20,587.71
      Class C Monthly Interest - Pool B                                                                  5,151.90
      Class C Overdue Principal, if any                                                                      0.00
      Class C Monthly Principal - Pool A                                                               155,003.71
      Class C Monthly Principal - Pool B                                                                47,474.45
                                                                                                 ----------------
                                                                                                                          202,478.16
      Ending Principal Balance of the Class C Notes
                  Pool A                                                                             3,147,837.98
                  Pool B                                                                               779,033.26
                                                                                                 ----------------    ---------------
                                                                                                                        3,926,871.24
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000       Original Face $8,107,000        Balance Factor
              $ 3.174986                     $ 24.975720              48.438032%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


VII.    CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                               Pool A                                                                2,202,154.78
                               Pool B                                                                  551,076.15
                                                                                                 ----------------
                                                                                                                        2,753,232.83

        Class D Overdue Interest, if any                                                                     0.00
        Class D Monthly Interest - Pool A                                                               15,139.81
        Class D Monthly Interest - Pool B                                                                3,788.65
        Class D Overdue Principal, if any                                                                    0.00
        Class D Monthly Principal - Pool A                                                             103,335.81
        Class D Monthly Principal - Pool B                                                              31,649.63
                                                                                                 ----------------
                                                                                                                          134,985.44
        Ending Principal Balance of the Class D Notes
                               Pool A                                                                2,098,818.97
                               Pool B                                                                  519,428.52
                                                                                                 ----------------    ---------------
                                                                                                                        2,618,247.49
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000       Original Face $5,405,000        Balance Factor
              $ 3.502030                     $ 24.974179              48.441212%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                               Pool A                                                                2,752,498.27
                               Pool B                                                                  688,792.91
                                                                                                 ----------------
                                                                                                                        3,441,291.18

        Class E Overdue Interest, if any                                                                     0.00
        Class E Monthly Interest - Pool A                                                               24,887.17
        Class E Monthly Interest - Pool B                                                                6,227.84
        Class E Overdue Principal, if any                                                                    0.00
        Class E Monthly Principal - Pool A                                                             129,169.76
        Class E Monthly Principal - Pool B                                                              39,562.04
                                                                                                 ----------------
                                                                                                                          168,731.80
        Ending Principal Balance of the Class E Notes
                               Pool A                                                                2,623,328.51
                               Pool B                                                                  649,230.67
                                                                                                 ----------------    ---------------
                                                                                                                        3,272,559.38
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000       Original Face $6,756,000        Balance Factor
              $ 4.605597                     $ 24.975104              48.439304%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                  Pool A                                                                             3,303,407.69
                  Pool B                                                                               826,666.41
                                                                                                 ----------------
                                                                                                                        4,130,074.10

      Residual Interest - Pool A                                                                        25,941.78
      Residual Interest - Pool B                                                                         6,505.87
      Residual Principal - Pool A                                                                      155,003.71
      Residual Principal - Pool B                                                                       47,474.45
                                                                                                 ----------------
                                                                                                                          202,478.16
      Ending Residual Principal Balance
                  Pool A                                                                             3,148,403.98
                  Pool B                                                                               779,191.96
                                                                                                 ----------------    ---------------
                                                                                                                        3,927,595.94
                                                                                                                     ===============


X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                                     51,620.76
      - Servicer Advances reimbursement                                                                                   374,596.89
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                   113,600.12
                                                                                                                     ---------------
      Total amounts due to Servicer                                                                                       539,817.77
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             110,102,838.80

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                                0.00

            Decline in Aggregate Discounted Contract Balance                                                            5,166,790.28
                                                                                                                     ---------------
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                                104,936,048.52
                                                                                                                     ===============

            Components of Decline in Aggregate Discounted Contract Balance:

               - Principal portion of Contract Payments  and Servicer Advances                       2,636,026.91

               - Principal portion of Prepayment Amounts                                             2,530,763.37

               - Principal portion of Contracts repurchased under Indenture Agreement
                    Section 4.02                                                                             0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                    Defaulted Contracts during the Collection Period                                         0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                 ----------------
                                       Total Decline in Aggregate Discounted Contract Balance        5,166,790.28
                                                                                                 ================


POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                              27,552,532.38

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                                0.00

            Decline in Aggregate Discounted Contract Balance                                                            1,582,481.74
                                                                                                                     ---------------

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                                 25,970,050.64
                                                                                                                     ===============

            Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                         907,844.18

               - Principal portion of Prepayment Amounts                                               674,637.56

               - Principal portion of Contracts repurchased under Indenture Agreement
                    Section 4.02                                                                             0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                    Defaulted Contracts during the Collection Period                                         0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                 ----------------
                                       Total Decline in Aggregate Discounted Contract Balance        1,582,481.74
                                                                                                 ================

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     130,906,099.16
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                                     Predecessor
                                                                    Discounted             Predecessor           Discounted
      Lease #       Lessee Name                                     Present Value          Lease #               Present Value
      -------------------------------------------------             -----------------      ----------------      -------------------
      3024-003      RADNET MANAGEMENT II, INC.                          $1,289,113.68      1667-003                    $1,466,069.44
                    CASH                                                  $176,955.76
      1743-004      HYPERBARIC MANAGEMENT SYS                           $1,539,883.34      2425-001                    $1,890,612.33
      3221-001      TOTAL IMAGING OF SUN CITY, LLC                      $1,496,892.51      2427-001                    $1,194,070.97
      3307-001      OPEN MRI OHIO 2 VENTURES, LLC                       $1,181,820.77      917-503                     $  644,152.99
      3323-003      OPEN MRI OHIO 1 VENTURES, LLC                       $1,162,123.59      1004-503                    $   77,559.49
                                                                                           1048-501                    $  896,884.04
                                                                                           1049-504                    $  644,152.99
                                                                                           1050-504                    $   85,901.56



                                                                    -----------------                            -------------------
                                                       Totals:          $6,846,789.65                                  $6,899,403.81

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $6,899,403.81
      b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $2,348,651.07
b)  Total discounted Contract Balance of Substitute Receivables                                                        $2,343,944.36
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $4,706.71

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                              YES  X     NO
                                                                 -----     -----


      POOL B                                                                                                     Predecessor
                                                                    Discounted             Predecessor           Discounted
      Lease #       Lessee Name                                     Present Value          Lease #               Present Value
      -------------------------------------------------             -----------------      ----------------      -------------------
                    NONE









                                                                    -----------------                            -------------------
                                                       Totals:                 $0.00                                           $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                           0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                              YES        NO  X
                                                                 -----     -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                          Discounted            Predecessor        Discounted
      Lease #       Lessee Name                                           Present Value         Lease #            Present Value
      --------------------------------------------------------            -----------------     --------------     -----------------
      2841-001      Medical Imaging Co. Inc.                                   1,121,500.51     2207-001                 $551,274.29
      2004383-1     Robert Wood Johnson University                               512,828.61     2207-002               $1,160,782.50
      2005209-2     Memorial Regional Medical Center                             252,655.70     2207-003                 $181,136.33
                    Cash                                                           6,208.31
      2875-007      MRI of River North, Inc. et al.                            1,629,015.55     2337-001               $1,215,773.70
      3024-003      Radnet Management II, Inc.                                 1,495,882.60     4283-401                 $286,487.54
                                                                                                2314-002               $1,209,395.06




                                                                          -----------------                        -----------------
                                                              Totals:         $5,018,091.28                            $4,604,849.42

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  $4,604,849.42
      b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                              YES        NO  X
                                                                 -----     -----


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                                          Discounted            Predecessor        Discounted
      Lease #       Lessee Name                                           Present Value         Lease #            Present Value
      --------------------------------------------------------            -----------------     --------------     -----------------
                    None









                                                                          -----------------                        -----------------
                                                              Totals:                 $0.00                                    $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                              YES        NO  X
                                                                 -----     -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002



XV.   POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
      This Month                            209,277.26     This Month                      130,906,099.16
      1 Month Prior                       1,010,330.13     1 Month Prior                   137,655,371.18
      2 Months Prior                      1,040,547.02     2 Months Prior                  145,965,617.76

      Total                               2,260,154.41     Total                           414,527,088.10

      a) 3 MONTH AVERAGE                    753,384.80     b) 3 MONTH AVERAGE              138,175,696.03

      c) a/b                                     0.55%


2.    Does a Delinquency Condition Exist (1c > 6%)?                                       Yes                 No     X
                                                                                             -----------        -----------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                Yes                 No     X
                                                                                              -----------        -----------
      B. An Indenture Event of Default has occurred and is then continuing?                Yes                 No     X
                                                                                              -----------        -----------

4.    Has a Servicer Event of Default occurred?                                            Yes                 No     X
                                                                                              -----------        -----------

5.    Amortization Event Check

      A. Is 1c > 8%?                                                                       Yes                 No     X
                                                                                              -----------        -----------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation  not remedied within 90 days?                              Yes                 No     X
                                                                                              -----------        -----------
      C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                      Yes                 No     X
                                                                                              -----------        -----------


6.    Aggregate Discounted Contract Balance at Closing Date                                Balance $270,243,724.70
                                                                                                   ---------------


      DELINQUENT LEASE SUMMARY

            Days Past Due       Current Pool Balance       # Leases
            -------------       --------------------       --------
                  31 - 60               1,386,215.84             40
                  61 - 90                 204,933.73              9
                 91 - 180                 209,277.26              8


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization